STOCKHOLDER AGREEMENT


                  STOCKHOLDER AGREEMENT dated as of July 1, 1996 among Tribune Company, a Delaware corporation ("Parent"), Tower Acquisition Company, Inc., a Delaware corporation and a wholly owned subsidiary of Parent ("Sub"), and Warburg, Pincus Capital Company, L.P., a Delaware limited partnership (the "Stockholder").

                  WHEREAS Parent, Sub and Renaissance Communications Corp., a Delaware corporation (the "Company"), propose to enter into an Agreement and Plan of Merger of even date herewith (as the same may be amended or supplemented, the "Merger Agreement") providing for the merger of Sub with and into the Company (the "Merger");

                  WHEREAS, concurrently with the execution of this Agreement, Parent is entering into a substantially identical agreement with Mr. Michael Finkelstein;

                  WHEREAS, the Stockholder owns in the aggregate 17,223,412 shares of Common Stock, par value $0.01 per share, of the Company (the "Company Common Stock"); such shares of Company Common Stock, as such shares may be adjusted by any stock dividend, stock split, recapitalization, combination or exchange of shares, merger, consolidation, reorganization or other change or transaction of or by the Company (each, an "Adjustment Event"), being referred to herein as the "Subject Shares"; and

                  WHEREAS, as a condition to their willingness to enter into the Merger Agreement, Parent and Sub have requested that the Stockholder enter into this Agreement;

                  NOW, THEREFORE, to induce Parent and Sub to enter into, and in consideration of their entering into, the Merger Agreement, and in consideration of the premises and the representations, warranties and agreements contained herein, the parties agree as follows:

                  1. Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to Parent as follows:

                  (a) Authority. The Stockholder has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Stockholder and constitutes a valid and binding obligation of the Stockholder enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally and to general principles of equity. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time or both) under any provision of, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to the Stockholder or to the Stockholder's property or assets, the effect of which would be material and adverse to the ability of the Stockholder to perform its obligations under this Agreement. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic, foreign or supranational, is required by or with respect to the Stockholder in connection with the execution and delivery of this Agreement or the ability of Stockholder to perform its obligations contemplated hereby.

                  (b) The Subject Shares. The Stockholder has good and marketable title to the Subject Shares, free and clear of any claims, liens, encumbrances and security interests whatsoever. The Stockholder owns no shares of Company Common Stock other than the Subject Shares.

                  2. Representations and Warranties of Parent and Sub.
Parent and Sub hereby represent and warrant to the Stockholder that each of Parent and Sub has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Parent and Sub, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Parent and Sub. This Agreement has been duly executed and delivered by Parent and

Sub and constitutes a valid and binding obligation of Parent and Sub enforceable in accordance with its terms.

                  3.  Covenants of the Stockholder.

                  (a) At any meeting of stockholders of the Company called to vote upon the Merger and the Merger Agreement or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval with respect to the Merger and the Merger Agreement is sought, the Stockholder shall vote (or cause to be voted) the Subject Shares, and any other voting securities of the Company, owned by Stockholder whether issued heretofore or hereafter, that such person owns or has the right to vote, in favor of the Merger, the adoption by the Company of the Merger Agreement and the approval of the terms thereof and each of the other transactions contemplated by the Merger Agreement, provided that the terms of the Merger Agreement shall not have been amended to adversely affect the Stockholder.

                  (b) At any meeting of stockholders of the Company or at any adjournment thereof or in any other circumstances upon which the Stockholder's vote, consent or other approval is sought, the Stockholder shall vote (or cause to be voted) the Subject Shares, and any other voting securities of the Company, owned by Stockholder whether issued heretofore or hereafter, that such person owns or has the rights to vote, against (i) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company or any other Takeover Proposal, or (ii) any amendment of the Company's certificate of incorporation or by-laws or other proposal or transaction involving the Company or any of its subsidiaries, which amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement or which could result in any of the conditions to the Company's obligations under the Merger Agreement not being fulfilled.

                  (c) The Stockholder agrees not to (i) sell, transfer, pledge, assign or otherwise dispose of, or enter into any contract, option or other arrangement (including any profit sharing arrangement) with respect to the sale, transfer, pledge, assignment or other disposition of, the Subject Shares to any person other than Sub or Sub's designee or (ii) enter into any voting arrangement, whether by proxy, voting arrangement, voting agreement or otherwise, in connection, directly or indirectly, with any Takeover Proposal.

                  (d) Until the Merger Agreement is terminated and subject to
         Section 8 hereof, the Stockholder shall not, and shall use its best efforts to cause any investment banker, attorney or other adviser or representative of the Stockholder not to, (i) directly or indirectly solicit, initiate or knowingly encourage the submission of, any Takeover Proposal or (ii) directly or indirectly participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or knowingly take any other action to facilitate any inquiries or the making of any proposal that constitutes, or would reasonably be expected to lead to, any Takeover Proposal.

                  (e) In the event Parent elects to exercise its rights under
         Article IX of the Merger Agreement to commence a cash tender offer (the "Tender Offer") for the Company Common Stock, Stockholder shall tender all of the Subject Shares in the Tender Offer and shall not withdraw any of the Subject Shares tendered pursuant to the Tender Offer.

                  4. Further Assurances. The Stockholder will, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further transfers, assignments, endorsements, consents and other instruments as Parent or Sub may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.

                  5. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties without the prior written consent of the other parties, except that Sub may assign, in its sole discretion, any or all of its rights, interests and obligations hereunder to Parent or to any direct or indirect wholly owned subsidiary of Parent. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

                  6. Termination. This Agreement shall terminate upon the earliest of (i) the close of business on the first anniversary of the date hereof, (ii) the Effective Time (as defined in the Merger Agreement), (iii) the termination of the Merger Agreement in accordance with its terms (other than pursuant to Section 8.01(e) and (f) thereof) and (iv) the receipt by Parent of the Termination Fee pursuant to Section 6.05(b) of the Merger Agreement.

                  7.  General Provisions.

                  (a) Specific Performance. The parties hereto acknowledge that damages would be an inadequate remedy for any breach of the provisions of this Agreement and agree that the obligations of the parties hereunder shall be specifically enforceable.

                  (b) Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expense.

                  (c) Amendments. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

                  (d) Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  (i)      if to Parent, to:

                                 Tribune Company
                                 435 N. Michigan Avenue
                                 Chicago, Illinois  60611
                                 Facsimile:  (312) 222-3203
                                 Attention: Dennis J. FitzSimons
                           with a copy to:

                                 Tribune Company
                                 435 N. Michigan Avenue
                                 Chicago, Illinois  60611
                                 Facsimile:  (312) 222-4206
                                 Attention: Crane H. Kenney

                           and

                                 Sidley & Austin
                                 One First National Plaza
                                 Chicago, Illinois  60603
                                 Facsimile:  (312) 853-7036
                                 Attention: Thomas A. Cole, Esq. and
                                            Larry A. Barden, Esq.; and

                  (ii)     if to the Stockholder, to

                                 Warburg, Pincus Capital Company, L.P.
                                 466 Lexington Avenue
                                 New York, New York  10017
                                 Attention:  Sidney Lapidus

                           with a copy to:

                                 Willkie Farr & Gallagher
                                 One Citicorp Center
                                 153 East 53rd Street
                                 New York, New York  10022
                                 Facsimile:  (212) 821-8111
                                 Attention:  Steven A. Seidman, Esq.

                  (e) Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Wherever the words "include", "includes", or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Merger Agreement.

                  (f) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts have been signed by each of the parties and delivered to the other party, it being understood that each party need not sign the same counterpart.

                  (g) Entire Agreement; No Third-Party Beneficiaries. This Agreement (including the documents and instruments referred to herein)
         (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

                  (h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

                  8. Stockholder Capacity. The Stockholder signs solely in its capacity as the record holder and beneficial owner of the Subject Shares and nothing herein shall limit or affect any actions taken by any officer, director, partner, employee or affiliate of the Stockholder in his or her capacity as an officer or director of the Company to the extent specifically permitted by the Merger Agreement.

                  9. Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of Delaware or in a Delaware state court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (i) consents to submit such party to the personal jurisdiction of any Federal court located in the State of Delaware or any Delaware state court in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (ii) agrees that such party will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that such party will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than a Federal court sitting in the State of Delaware or a Delaware state court and (iv) waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any of the transactions contemplated hereby.

                   IN WITNESS WHEREOF, Parent and Sub have caused this Agreement to be signed by their respective officers thereunto duly authorized and the Stockholder has caused this Agreement to be signed by its general partner, all as of the date first written above.


                                             TRIBUNE COMPANY


                                              By:  /s/ Donald C. Grenesko
                                                 ------------------------
                                                 Name:  Donald C. Grenesko
                                                 Title:  Sr. Vice President and
                                                         Chief Financial Officer


                                              TOWER ACQUISITION COMPANY, INC.


                                              By:  /s/ Dennis J. FitzSimons
                                                 --------------------------
                                                 Name:  Dennis J. FitzSimons
                                                 Title:  President



                                              WARBURG, PINCUS CAPITAL COMPANY,
                                              L.P.

                                              By:  Warburg, Pincus & Co.,
                                                   General Partner


                                              By:  /s/ Sidney Lapidus
                                                 --------------------
                                                 Name:  Sidney Lapidus
                                                 Title:  Partner

                              STOCKHOLDER AGREEMENT


                  STOCKHOLDER AGREEMENT dated as of July 1, 1996 among Tribune Company, a Delaware corporation ("Parent"), Tower Acquisition Company, Inc., a Delaware corporation and a wholly owned subsidiary of Parent ("Sub"), and Michael Finkelstein (the "Stockholder").

                  WHEREAS Parent, Sub and Renaissance Communications Corp., a Delaware corporation (the "Company"), propose to enter into an Agreement and Plan of Merger of even date herewith (as the same may be amended or supplemented, the "Merger Agreement") providing for the merger of Sub with and into the Company (the "Merger");

                  WHEREAS, concurrently with the execution of this Agreement, Parent is entering into a substantially identical agreement with Warburg, Pincus Capital Company, L.P. (the "Warburg Agreement");

                  WHEREAS, the Stockholder owns in the aggregate 602,067 shares of Common Stock, par value $0.01 per share, of the Company (the "Company Common Stock"); such shares of Company Common Stock, as such shares may be adjusted by any stock dividend, stock split, recapitalization, combination or exchange of shares, merger, consolidation, reorganization or other change or transaction of or by the Company (each, an "Adjustment Event"), being referred to herein as the "Subject Shares"; and

                  WHEREAS, as a condition to their willingness to enter into the Merger Agreement, Parent and Sub have requested that the Stockholder enter into this Agreement;

                  NOW, THEREFORE, to induce Parent and Sub to enter into, and in consideration of their entering into, the Merger Agreement, and in consideration of the premises and the representations, warranties and agreements contained herein, the parties agree as follows:

                  1. Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to Parent as follows:

                  (a) Authority. The Stockholder has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Stockholder and constitutes a valid and binding obligation of the Stockholder enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally and to general principles of equity. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time or both) under any provision of, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to the Stockholder or to the Stockholder's property or assets, the effect of which would be material and adverse to the ability of the Stockholder to perform its obligations under this Agreement. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic, foreign or supranational, is required by or with respect to the Stockholder in connection with the execution and delivery of this Agreement or the ability of the Stockholder to perform his obligations contemplated hereby.

                  (b) The Subject Shares. The Stockholder has good and marketable title to the Subject Shares, free and clear of any claims, liens, encumbrances and security interests whatsoever; provided, however, that the Subject Shares are subject to (i) Rule 144 under the Securities Act of 1933, as amended, (ii) that certain Stock Purchase Agreement dated as of October 28, 1989 among the Company, the Stockholder and Warburg Pincus Capital Company, L.P., as amended, and
         (iii) existing margin arrangements entered into by the Stockholder with Goldman, Sachs & Co. As of the date hereof, the Stockholder owns no shares of Company Common Stock other than the Subject Shares and certain Company Stock Options and Management Warrants.

                  2. Representations and Warranties of Parent and Sub. Parent and Sub hereby represent and warrant to the Stockholder that each of Parent and Sub has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Parent and Sub, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Parent and Sub. This Agreement has been duly executed and delivered by Parent and Sub and constitutes a valid and binding obligation of Parent and Sub enforceable in accordance with its terms.

                  3.  Covenants of the Stockholder.

                  (a) At any meeting of stockholders of the Company called to vote upon the Merger and the Merger Agreement or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval with respect to the Merger and the Merger Agreement is sought, the Stockholder shall vote (or cause to be voted) the Subject Shares, and any other voting securities of the Company, owned by Stockholder whether issued heretofore or hereafter, that such person owns or has the right to vote, in favor of the Merger, the adoption by the Company of the Merger Agreement and the approval of the terms thereof and each of the other transactions contemplated by the Merger Agreement, provided that the terms of the Merger Agreement shall not have been amended to adversely affect the Stockholder.

                  (b) At any meeting of stockholders of the Company or at any adjournment thereof or in any other circumstances upon which the Stockholder's vote, consent or other approval is sought, the Stockholder shall vote (or cause to be voted) the Subject Shares, and any other voting securities of the Company, owned by Stockholder whether issued heretofore or hereafter, that such person owns or has the rights to vote, against (i) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company or any other Takeover Proposal, or (ii) any amendment of the Company's certificate of incorporation or by-laws or other proposal or transaction involving the

         Company or any of its subsidiaries, which amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement or which could result in any of the conditions to the Company's obligations under the Merger Agreement not being fulfilled.

                  (c) The Stockholder agrees not to (i) sell, transfer, pledge, assign or otherwise dispose of, or enter into any contract, option or other arrangement (including any profit sharing arrangement) with respect to the sale, transfer, pledge, assignment or other disposition of, the Subject Shares to any person other than Sub or Sub's designee or (ii) enter into any voting arrangement, whether by proxy, voting arrangement, voting agreement or otherwise, in connection, directly or indirectly, with any Takeover Proposal; provided, however, that nothing contained in clause (i) above shall affect the Stockholder's obligations under his currently existing margin arrangements with Goldman, Sachs & Co.

                  (d) Until the Merger Agreement is terminated and subject to
         Section 8 hereof, the Stockholder shall not, and shall use its best efforts to cause any investment banker, attorney or other adviser or representative of the Stockholder not to, (i) directly or indirectly solicit, initiate or knowingly encourage the submission of, any Takeover Proposal or (ii) directly or indirectly participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or knowingly take any other action to facilitate any inquiries or the making of any proposal that constitutes, or would reasonably be expected to lead to, any Takeover Proposal.

                  (e) In the event Parent elects to exercise its rights under
         Article IX of the Merger Agreement to commence a cash tender offer (the "Tender Offer") for the Company Common Stock, Stockholder shall tender all of the Subject Shares in the Tender Offer and shall not withdraw any of the Subject Shares tendered pursuant to the Tender Offer.

                  (f) The Stockholder agrees, as to each Company Stock Option and Management Warrant held by him, to the treatment thereof contemplated by
Section 6.04 of the Merger Agreement. The Stockholder further agrees to pay, or cause payment of, (i) the Promissory Note dated June 24, 1996 in the principal amount of $3,062,218.75, issued by himself and (ii) promissory notes issued by his children (or trusts for their benefit), in the aggregate principal amount of $2,000,000, such payments to be made at the Effective Time. In the event such Notes are not paid, then the Stockholder agrees that the Company may (A) direct the Paying Agent to pay an amount equal to principal of and accrued but unpaid interest thereon to the Company from the Merger Consideration which would be payable in respect of the Subject Shares or (B) deduct such amount from the payment which would otherwise be made under Section 6.04 of the Merger Agreement.

                  4. Further Assurances. The Stockholder will, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further transfers, assignments, endorsements, consents and other instruments as Parent or Sub may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.

                  5. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties without the prior written consent of the other parties, except that Sub may assign, in its sole discretion, any or all of its rights, interests and obligations hereunder to Parent or to any direct or indirect wholly owned subsidiary of Parent. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

                  6. Termination. This Agreement shall terminate upon the earliest of (i) the close of business on the first anniversary of the date hereof, (ii) the Effective Time (as defined in the Merger Agreement), (iii) the termination of the Merger Agreement in accordance with its terms (other than pursuant to Section 8.01(e) and (f) thereof), (iv) the receipt by Parent of the Termination Fee pursuant to Section 6.05(b) of the Merger Agreement and (v) the termination of the Warburg Agreement in accordance with it terms. In the event that the Warburg

Agreement is amended, modified or waived, Parent and Sub shall notify the Stockholder promptly and, at the Stockholder's option, this Agreement shall be so amended, modified or waived.

                  7.  General Provisions.

                  (a) Specific Performance. The parties hereto acknowledge that damages would be an inadequate remedy for any breach of the provisions of this Agreement and agree that the obligations of the parties hereunder shall be specifically enforceable.

                  (b) Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expense.

                  (c) Amendments. Subject to Section 6 hereof, this Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

                  (d) Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  (i)      if to Parent, to:

                                 Tribune Company
                                 435 N. Michigan Avenue
                                 Chicago, Illinois  60611
                                 Facsimile:  (312) 222-3203
                                 Attention: Dennis J. FitzSimons

                           with a copy to:

                                 Tribune Company
                                 435 N. Michigan Avenue
                                 Chicago, Illinois  60611
                                 Facsimile:  (312) 222-4206
                                 Attention: Crane H. Kenney
                           and
                                Sidley & Austin
                                One First National Plaza
                                Chicago, Illinois  60603
                                Attention: Thomas A. Cole, Esq. and
                                           Larry A. Barden, Esq.; and

                  (ii)     if to the Stockholder, to

                                Michael Finkelstein
                                c/o Renaissance Communications Corp.
                                One Fawcett Place - Suite 120
                                Greenwich, Connecticut 06830

                           with a copy to:

                                Nixon, Hargrave, Devans & Doyle
                                437 Madison Avenue
                                New York, New York  10022
                                Attention:  Lauren E. Wiesenberg, Esq.

                  (e) Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Wherever the words "include", "includes", or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Merger Agreement.

                  (f) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts have been signed by each of the parties and delivered to the other party, it being understood that each party need not sign the same counterpart.

                  (g)  Entire Agreement; No Third-Party Beneficiaries.
         This Agreement (including the documents and instruments referred to herein) (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

                  (h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

                  8. Stockholder Capacity. The Stockholder signs solely in its capacity as the record holder and beneficial owner of the Subject Shares and nothing herein shall limit or affect any actions taken by the Stockholder in his capacity as an officer or director of the Company to the extent specifically permitted by the Merger Agreement.

                  9. Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of Delaware or in a Delaware state court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (i) consents to submit such party to the personal jurisdiction of any Federal court located in the State of Delaware or any Delaware state court in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (ii) agrees that such party will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that such party will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than a Federal court sitting in the State of Delaware or a Delaware state court and (iv) waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any of the transactions contemplated hereby.

                   IN WITNESS WHEREOF, Parent and Sub have caused this Agreement to be signed by their respective officers thereunto duly authorized and the Stockholder has signed this Agreement, all as of the date first written above.


                                              TRIBUNE COMPANY


                                              By:  /s/ Donald C. Grenesko
                                                 ------------------------
                                                 Name:  Donald C. Grenesko
                                                 Title:  Sr. Vice President and
                                                         Chief Financial Officer



                                              TOWER ACQUISITION COMPANY, INC.


                                              By:  /s/ Dennis J. FitzSimons
                                                 --------------------------
                                                 Name:  Dennis J. FitzSimons
                                                 Title:  President



                                              /s/ Michael Finkelstein
                                              -----------------------
                                              Michael Finkelstein

































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